Retirement and Welfare Benefits	12 Months Ended
Mar. 31, 2019
Postemployment Benefits [Abstract]
Retirement and Welfare Benefits

4. Retirement and Welfare Benefits

The employees of the Company are members of the Mandatory Provident Fund operated by the Hong Kong government. The company contributes 5% according to the different payroll range of the employee, and the maximum amount of contribution is up to $192 (HK$1,500) per month.